UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as an exhibit hereto are a press release and financial tables dated July 26, 2016 issued by Verizon Communications Inc. (Verizon).

NON-GAAP MEASURES

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. Management believes that non-GAAP measures provide relevant and useful information, which is used by investors and other users of our financial information as well as by our management in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Consolidated Operating Revenues Excluding AOL and Divested Businesses

Verizon consolidated operating revenues excluding AOL and Divested Businesses is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our revenue growth and trends on a comparable basis since AOL was acquired on June 23, 2015 and the sale of local landline businesses in California, Florida and Texas (Divested Businesses) was completed on April 1, 2016.

Consolidated operating revenues excluding AOL and Divested Businesses is calculated by subtracting the operating revenues from AOL and the operating revenues from the Divested Businesses from consolidated operating revenues.

EBITDA and EBITDA Margin

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), consolidated EBITDA margin, Segment EBITDA, and Segment EBITDA margin are non-GAAP financial measures and we believe these measures are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors.

Verizon consolidated adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP financial measure and we believe this measure provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Management believes adjusted EBITDA is widely used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of non-operational items and impact of Divested Businesses enables comparability to prior period performance and trend analysis. Adjusted EBITDA is also used by rating agencies, lenders and other parties to evaluate our creditworthiness.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other income, net to net income. Consolidated EBITDA margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.

Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of (1) non-operational items such as actuarial gains or losses arising from the remeasurements of pension and other postretirement benefits, gain on sale of Divested Businesses and net gain on spectrum license transactions; and (2) the impact of Divested Businesses. Actuarial gains or losses as a result of the remeasurements of pension and other postretirement benefits are included in our operating expenses and are measured based on projected discount rates and estimated returns on plan assets. Such estimates are updated at least annually at the end of the fiscal year to reflect actual discount rates and returns on plan assets or more frequently if significant events arise which require an interim remeasurement. Management believes the exclusion of these remeasurement gains or losses enables investors and other users of our financial information to assess our sequential and year-over-year performance on a more comparable basis and is consistent with management’s own evaluation of performance.

Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income. Segment EBITDA margin is calculated by dividing Segment EBITDA by segment total operating revenues.

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s ability to service its debt.

Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months.

Adjusted Earnings per Common Share (Adjusted EPS)

Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of non-operational items. We believe that excluding non-operational items provides more meaningful comparisons of our financial results from period to period.

Adjusted EPS is calculated by excluding the effect of non-operational items such as actuarial gains or losses arising from the remeasurements of pension and other postretirement benefits, early debt redemption costs, and gain on sale of Divested Businesses from the calculation of reported EPS.

See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated July 26, 2016, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: July 26, 2016	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated July 26, 2016, issued by Verizon Communications Inc.